Designated Filer:   Warburg Pincus & Co.
Issuer & Ticker Symbol:    Hana Biosciences, Inc.  (HNAB)
Date of Event Requiring Statement:  June 7, 2010

Exhibit 99.3 - Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its General Partner,

By: Warburg Pincus X, LLC, its General Partner,

By: Warburg Pincus Partners, LLC, its Sole Member,

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date:	June 16, 2010
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its General Partner,

By: Warburg Pincus X, LLC, its General Partner,

By: Warburg Pincus Partners, LLC, its Sole Member,

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date:	June 16, 2010
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X, L.P.

By: Warburg Pincus X, LLC, its General Partner,

By: Warburg Pincus Partners, LLC, its Sole Member,

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date:	June 16, 2010
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X, LLC

By: Warburg Pincus Partners, LLC, its Sole Member,

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date:	June 16, 2010
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS PARTNERS, LLC

By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date:	June 16, 2010
Name: Scott A. Arenare Title: Partner

Exhibit 99.3 - Joint Filers’ Signatures (cont’d)

WARBURG PINCUS LLC

By: /s/ Scott A. Arenare	Date:	June 16, 2010
Name: Scott A. Arenare
Title: Partner

By: /s/ Scott A. Arenare	Date:	June 16, 2010
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

By: /s/ Scott A. Arenare	Date:	June 16, 2010
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact**

__________________
* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

**  Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.